UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2005

PlanetOut Inc.

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	000-50879 (Commission File Number)	94-3391368 (IRS Employer Identification No.)

1355 Sansome Street, San Francisco CA (Address of principal executive offices)	94111 (Zip Code)

Registrant’s telephone number, including area code (415) 834-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

     (a1 and 3) Previous Independent Registered Public Accounting Firm.

     On June 24, 2005, PlanetOut Inc. (“PlanetOut” or the “Company”) dismissed PricewaterhouseCoopers LLP effective as its independent auditor. PlanetOut’s decision to change accounting firms was approved by the Audit Committee of its Board of Directors.

     PricewaterhouseCoopers LLP’s reports on PlanetOut’s financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     During PlanetOut’s two most recent fiscal years and through June 24, 2005: (i) there were no disagreements between PlanetOut and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter of the disagreements in connection with its reports; and (ii) there were no “reportable events”, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     PlanetOut has provided PricewaterhouseCoopers LLP with a copy of this Current Report on Form 8-K, and has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether PricewaterhouseCoopers LLP agrees with the above statements. A copy of this letter, dated June 29, 2005, is filed as Exhibit 16 hereto.

(a2) New Independent Registered Public Accounting Firm

     On June 30, 2005, the Company engaged the registered public accounting firm of Stonefield Josephson, Inc. as its new independent auditor. PlanetOut has not consulted with Stonefield Josephson, Inc. during the Company’s two most recent fiscal years or the subsequent interim reporting period prior to June 30, 2005, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that Stonefield Josephson, Inc. might render on PlanetOut’s financial statements.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

The following exhibits are filed with this report:

Exhibit No.	Description of Exhibits.

16.1	Letter Regarding Change in Accountants.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PlanetOut Inc.
Date: June 30, 2005	By:	/s/ Jeffrey T. Soukup
Jeffrey T. Soukup
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits.

16.1	Letter Regarding Change in Accountants.